                                                                    EXHIBIT 10.2

                      FIRST AMENDMENT TO SECOND AMENDED AND
                           RESTATED STOCK OPTION PLAN
                                       OF
                                FUTURELINK CORP.
                             a Delaware corporation


        The undersigned, being the duly elected and acting Secretary of FutureLink Corp., a Delaware corporation (the "Company"), does hereby certify as follows:

        1. The Board of Directors of the Company duly adopted the following resolution as of December __, 1999 amending the Company's Second Amended and Restated Stock Option Plan:

        "RESOLVED, that Sections 6 and 7.4 of the Plan of this Company are hereby amended to read in their entirety as follows:

                6. SHARES SUBJECT TO OPTIONS. The stock available for grant of Options under the Plan shall be shares in the Company's authorized but unissued or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed twenty percent (20%) of the shares of Common Stock, calculated on a fully diluted basis not including Common Stock underlying outstanding stock options, at the time of each grant (subject to adjustment as provided in Section 7.13 hereof) including shares previously issued under the Plan; provided, however, that at no time shall the total number of shares of Common Stock issuable upon the exercise of all outstanding options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company which are outstanding at the time the calculation is made. The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 500,000 shares (subject to adjustment as provided in Section 7.13 hereof). The maximum number of shares with respect to which Incentive Stock Options may be granted under this Plan shall not exceed 2,000,000 in the aggregate (subject to adjustment as provided in Section 7.13 hereof). In the event that any outstanding Option under the Plan for any reason expires, or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

                7.4 TERM OF OPTION. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than disability or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances, except that such shorter periods shall not be less than thirty (30) days in the event of termination of employment for any reason other than death or disability and not less than six (6) months in the event of termination as a result of death or disability. Notwithstanding the foregoing, in the case of any Incentive Stock Option granted under the Plan to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or any of its subsidiary corporations, the term of such Option shall not be more than five years from the date the Option is granted."


        2. Such amendment has not been rescinded or repealed and is now in full force and effect.


        IN WITNESS WHEREOF, I have hereunto executed this certificate dated as of December __, 1999.


                                            /s/ KYLE B.A. SCOTT
                                            ------------------------------------
                                            Kyle B.A. Scott, Secretary

                                FUTURELINK CORP.
                                 SECOND AMENDED
                                  AND RESTATED

                                STOCK OPTION PLAN

                                TABLE OF CONTENTS



                                                                                               PAGE
                                                                                               ----
1.       Purpose............................................................................    1

2.       Incentive and Non-Qualified Stock Options..........................................    1

3.       Definitions........................................................................    1
         3.1     Board......................................................................    1
         3.2     Code.......................................................................    1
         3.3     Common Stock...............................................................    1
         3.4     Company....................................................................    1
         3.5     Disabled or Disability.....................................................    1
         3.6     Fair Market Value..........................................................    1
         3.7     Incentive Stock Option.....................................................    2
         3.8     Non-Qualified Stock Option.................................................    2
         3.9     Optionee...................................................................    2
         3.10   Plan........................................................................    2
         3.11   Plan Administrator..........................................................    2
         3.12   Stock Option or Option......................................................    2

4.       Administration.....................................................................    2
         4.1     Administration by Board....................................................    2
         4.2     Administration by Committee................................................    3

5.       Eligibility........................................................................    3

6.       Shares Subject to Options..........................................................    4

7.       Terms and Conditions of Options....................................................    4
         7.1     Number of Shares Subject to Option.........................................    4
         7.2     Option Price...............................................................    4
         7.3     Notice and Payment.........................................................    5
         7.4     Term of Option.............................................................    6
         7.5     Exercise of Option.........................................................    6
         7.6     No Transfer of Option......................................................    7
         7.7     Limit on Incentive Stock Options...........................................    7
         7.8     Restriction on Issuance of Shares..........................................    7
         7.9     Investment Representation..................................................    7
         7.10   Rights as a Shareholder or Employee.........................................    7
         7.11   No Fractional Shares........................................................    8
         7.12   Exercisability in the Event of Death........................................    8
         7.13   Recapitalization or Reorganization of Company...............................    8

         7.14   Modification, Extension, and Renewal of Options.............................    9
         7.15   Other Provisions............................................................    9

8.       Termination or Amendment of the Plan...............................................    9

9.       Indemnification....................................................................    10

10.      Effective Date and Term of Plan....................................................    10

                                FUTURELINK CORP.
                  SECOND AMENDED AND RESTATED STOCK OPTION PLAN


1. PURPOSE. The purpose of this FutureLink Corp. Stock Option Plan ("Plan") is to further the growth and development of FutureLink Corp. (the "Company") by providing, through ownership of stock of the Company, an incentive to officers, other key employees and directors who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment or service of the Company or its subsidiaries, to remain or become directors of the Company and to provide valuable services to the Company or its subsidiaries.

2. INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. Two types of Stock Options (referred to herein as "Options" without distinction between such two types, except as provided herein) may be granted under the Plan:
         Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

3.       DEFINITIONS. The following definitions are applicable to the Plan:

         3.1      BOARD. The Board of Directors of the Company.

         3.2 CODE. The Internal Revenue Code of 1986, as amended from time to time.

         3.3 COMMON STOCK. The shares of the $.0001 par value per share common stock of the Company.

         3.4      COMPANY. FutureLink Corp., a Delaware corporation.

         3.5 DISABLED OR DISABILITY. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

         3.6 FAIR MARKET VALUE. For purposes of the Plan, the "fair market value" per share of the Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or The Nasdaq Stock Market's National Market System, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by The Nasdaq Stock Market, or (b) if the Common Stock is not then listed on an exchange or The Nasdaq Stock Market's National Market System, the closing price per share on the last trading day immediately preceding such date reported by The Nasdaq Stock Market, or if sales are not reported by The Nasdaq Stock Market, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on the last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange, The Nasdaq Stock Market's National Market System or reported by The Nasdaq Stock Market or quoted in the over-the-counter market, a value determined in good faith by the Plan Administrator.

         3.7 INCENTIVE STOCK OPTION. Any Stock Option which qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         3.8 NON-QUALIFIED STOCK OPTION. Any Stock Option that is not an Incentive Stock Option.

         3.9      OPTIONEE. The recipient of a Stock Option.

         3.10 PLAN. The FutureLink Corp. Second Amended and Restated Stock Option Plan, as amended from time to time.

         3.11 PLAN ADMINISTRATOR. The Board or the Compensation Committee designated pursuant to Section 4.2 hereof to administer, construe and interpret the terms of the Plan.

         3.12 STOCK OPTION OR OPTION. Any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

4.       ADMINISTRATION.

         4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2 hereof, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are "outside directors" as defined in Treas. Regs. Section 1.162-27(e)(3) ("outside directors"). Anything to the contrary notwithstanding, the requirement that all members of the Board be outside directors shall not apply for any period of time during which the Company's Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees and directors (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and directors to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

         4.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.1 of the Plan, if at any time the Board includes any person who is not an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a compensation committee (the "Committee") of not fewer than two
                  (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of the counsel to the Company are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission, to be appointed by and serve at the pleasure of the Board. Anything to the contrary notwithstanding, the requirement that all members of the Committee be non-employee directors and outside directors shall not apply for any period of time during which the Company's Common Stock is not registered pursuant to
                  Section 12 of the Securities Exchange Act of 1934, as amended. Those provisions of the Plan that make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall apply only to reporting persons under such act. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and the minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

5. ELIGIBILITY. Subject to the determination of the Plan Administrator, any employee, director or consultant (including any officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive Options under the Plan; provided, however any person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries shall not receive an Option unless (i) the purchase price of the shares subject to the Option is at least one hundred ten percent (110%) of the Fair Market Value of such shares on the date of grant, and (ii) if such Option is intended to be an Incentive Stock Option, such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. An Optionee may receive more than one Option under the Plan. Non-employee directors and non-employee consultants shall not be eligible to receive any Incentive Stock Option under the Plan.

6. SHARES SUBJECT TO OPTIONS. The stock available for grant of Options under the Plan shall be shares in the Company's authorized but unissued or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed twenty percent of the shares of Common Stock, calculated on a fully diluted basis not including Common Stock underlying outstanding stock options, at the time of each grant (subject to adjustment as provided in Section 7.13 hereof) including shares previously issued under the Plan. The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 500,000 shares (subject to adjustment as provided in Section 7.13 hereof). The maximum number of shares with respect to which Incentive Stock Options may be granted under this Plan shall not exceed 2,000,000 in the aggregate (subject to adjustment as provided in Section 7.13 hereof). In the event that any outstanding Option under the Plan for any reason expires, or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

7. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions.

         7.1 NUMBER OF SHARES SUBJECT TO OPTION. Each Option agreement shall specify the number of shares subject to the Option.

         7.2 OPTION PRICE. The purchase price for any shares subject to an Option granted under the Plan shall be determined by the Plan Administrator at the time of grant in accordance with the requirements of this Section 7.2. In all instances, the purchase price for any shares subject to an Option under the Plan shall be at least eighty-five percent (85%) of the Fair Market Value of such shares on the date of grant; provided, however, if such Option is an Incentive Stock Option, the purchase price for the shares subject to such Option shall not be less than one hundred percent (100%) of the Fair Market Value of such shares on the date of grant. Notwithstanding the foregoing, with respect to any Option granted to any person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of it's subsidiaries, the purchase price of the shares subject to such Option shall be at least one hundred ten percent (110%) of the Fair Market Value of such shares on the date of grant.

7.3 NOTICE AND PAYMENT. Any exercisable portion of a Stock Option may be exercised only by:

         (a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4 hereof, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

         (b) payment in full of the exercise price of such Option by, as applicable (i) cash or cheque for an amount equal to the aggregate Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock for stock exercise");

         (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or cheque payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and

         (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his or her designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

         Notwithstanding the foregoing, the Company may, in its sole and absolute discretion, extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

7.4 TERM OF OPTION. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than disability or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. Notwithstanding the foregoing, in the case of any Incentive Stock Option granted under the Plan to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or any of its subsidiary corporations, the term of such Option shall not be more than five years from the date the Option is granted.

7.5 EXERCISE OF OPTIONS. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become excisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. Notwithstanding the foregoing, any Options granted under the Plan shall become exercisable at a minimum rate of twenty percent (20%) per year. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

7.6 NO TRANSFER OF OPTION. No Option shall be transferable by an Optionee other than by will or the laws of decent and distribution.

7.7 LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which any Incentive Stock Options granted to an Optionee are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Option shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

7.8 RESTRICTION ON ISSUANCE OF SHARES. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the securities laws of the United States, Canada, any state of the United States or any province of Canada. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option at a time when the shares are not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section.

7.9 INVESTMENT REPRESENTATION. Each Option shall contain and any Optionee may be required, as a condition of the grant of the Option and the issuance of shares covered by his or her Option, to represent that the Option and the shares to be acquired pursuant to exercise of the Option will be acquired for investment purposes only without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

7.10 RIGHTS AS A SHAREHOLDER OR EMPLOYEE. An Optionee or transferee of an Option shall have no right as a shareholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

7.11 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

7.12 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

7.13 RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan, to the Option rights granted under the Plan, including any formula grants or automatic grant authorizations, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, it its sole discretion, determine that such change equitably requires an adjustment to shares of the Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

         In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option Agreement.

7.14 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the exercise price for all shares subject to exercise under any outstanding Option shall not alter or impair any rights of the Optionee.

7.15 OTHER PROVISIONS. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.




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8.       TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of Common Stock, there shall be, except by operation of the provisions of Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, and no extension of the term of the Plan beyond ten (10) years after the earlier of the date the Plan is adopted or the date the Plan is approved by the Company's shareholders; and provided further that, without the consent of the Optionee or as provided by Section 7.14 hereof, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9. INDEMNIFICATION. To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan.

10. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall become effective (the "Effective Date") on June 29, 1998. No options granted under the Plan will be effective unless the Plan is approved by shareholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on June 28, 2008.

         Amended as of November 17, 1999.



                                         FUTURELINK CORP.

                                         By: /s/ Raghu Kilambi
                                             -----------------------------
                                             Raghu Kilambi
                                             Chief Financial Officer


                                         By: /s/ Kyle B.A. Scott
                                             -----------------------------
                                             Kyle B.A. Scott
                                             General Counsel & Secretary



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